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                                                                    EXHIBIT 10.1

     SECOND AMENDMENT dated as of April 22, 1997 (this 'Second Amendment'), to the Credit Agreement dated as of June 26, 1996 (as amended to the date hereof, the 'Credit Agreement'), among National Propane, L.P., a Delaware limited partnership (the 'Borrower'), the Lenders (as defined therein), The First National Bank of Boston, as Administrative Agent and a Lender, Bank of America NT & SA, as a Lender, and BA Securities, Inc., as Syndication Agent.

     The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Second Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the 'Amended Agreement').

     Accordingly, the parties hereto hereby agree as follows:

          SECTION 1.01. Amendment to Section 1.01. Effective as of March 31, 1997 (the 'Second Amendment Effective Date'), Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of 'Reference Period' set forth therein in its entirety and substituting the following definition in lieu thereof:

             'Reference Period' with respect to any date of determination shall mean the period of four consecutive fiscal quarters of the Borrower most recently completed at least 45 days prior to such date, except that (a) solely for purposes of Section 6.31 (but not, except as otherwise expressly provided in clause (b) below, for purposes of determining the Applicable Margin, calculating the Leverage Ratio as required by Sections 4.03(g), 6.01, 6.03, 6.07 and 6.24 hereof, calculating the ratio of Consolidated Cash Flow to Consolidated Interest Expense as required by Section 6.04 or any other purpose (other than determining compliance with Section 6.31 as required by Section 6.04)), the 'Reference Period' with respect to any date of determination shall have the meaning set forth in the last sentence of Section 6.31(a), (b) for purposes of calculating the Leverage Ratio as required by Sections 4.03(g), 6.01, 6.03, 6.07 and 6.24 hereof, the 'Reference Period' with respect to any date of determination prior to March 31, 1998 shall have the meaning set forth in the last sentence of Section 6.31(a), (c) for purposes of determining compliance with Section 6.31 as required by
        Section 6.04 (but not for purposes of calculating the ratio of Consolidated Cash Flow to Consolidated Interest Expense as required by
        Section 6.04), the 'Reference Period' with respect to any date of determination shall have the meaning set forth in the last sentence of
        Section 6.31(a) for the applicable period immediately preceding, or ending on, such date of determination, (d) for purposes of calculating the ratio of Consolidated Cash Flow to Consolidated Interest Expense as required by Section 6.04, the Reference Period shall mean the period of four consecutive fiscal quarters of the Borrower most recently completed prior to the date of determination and (e) for purposes of calculating Consolidated Interest Expense for the period ending on the last day of the first, second or third fiscal quarter after the Closing Date, 'Reference Period' shall be subject to the provisions set forth in the definition of 'Consolidated Interest Expense.'

          SECTION 1.02. Amendment to Section 6.31. Effective as of the Second Amendment Effective Date, Section 6.31 of the Credit Agreement is hereby amended by deleting the last sentence of such Section in its entirety and substituting the following definition in lieu thereof:

             'For purposes of (A) this Section 6.31 only, but not (except as otherwise expressly provided in clause (B) below) for purposes of determining the Applicable Margin, calculating the Leverage Ratio as required by Sections 4.03(g), 6.01, 6.03, 6.07 and 6.24, calculating the ratio of Consolidated Cash Flow to Consolidated Interest Expense as required by Section 6.04 or any other purpose (other than determining compliance with Section 6.31 as required by Section 6.04) and (B) calculating the Leverage Ratio as of any date prior to March 31, 1998 as required by Section 4.03(g), 6.01, 6.03, 6.07 or 6.24, Consolidated Cash Flow for any Reference Period (other than any Reference Period including any period prior to April 1, 1995) shall mean the greater of (I)
        Consolidated  Cash Flow for  the most recent  period of four consecutive

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        fiscal quarters  prior to  the date  of determination  and (II)  50%  of
        Consolidated Cash Flow for the most recent period of eight consecutive fiscal quarters prior to the date of determination.'

          SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

             (a) The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Second Amendment Effective Date with the same effect as though made on and as of the date hereof or the Second Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

             (b) On the date hereof and on the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

             (c) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by the Borrower.

             (d) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

             (e) The execution, delivery and performance by the Borrower of this Second Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

          SECTION 1.04. Conditions. The effectiveness of this Second Amendment shall be subject to satisfaction of the following conditions precedent:

             (a) The Administrative Agent shall have received duly executed counterparts of this Second Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

             (b) The representations and warranties set forth in Section 1.03 shall be true and correct.

             (c) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Second Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

          SECTION 1.05. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

          SECTION 1.06. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agents and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.06 shall survive the termination of this Second Amendment and the Amended Agreement.

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          SECTION 1.07. Counterparts. This Second  Amendment may be executed  in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

          SECTION 1.08. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms 'Agreement', 'herein', 'hereinafter', 'hereunder', 'hereto' and words of similar import shall mean, from and after the Second Amendment Effective Date, the Amended Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                                     NATIONAL PROPANE, L.P.,
Attest:                                              as Borrower

                                                     By: NATIONAL PROPANE CORPORATION,
                                                     its managing general partner

by /s/ C. David Watson                               by /s/ Ronald R. Rominiecki
    ...............................................      ........................................................
   Name: C. David Watson                                Name: Ronald R. Rominiecki
   Title: Assistant Secretary                           Title: Sr. Vice President and CFO

                                                     By: NATIONAL PROPANE SGP, INC.,
Attest:                                              its general partner

by /s/ C. David Watson                               by /s/ Ronald R. Rominiecki
    ...............................................      ........................................................
   Name: C. David Watson                                Name: Ronald R. Rominiecki
   Title: Assistant Secretary                           Title: Sr. Vice President and CFO

                                                     THE FIRST NATIONAL BANK OF BOSTON,
                                                     as Administrative Agent and as a Lender

                                                     by /s/ Michael P. Hannon
                                                         ........................................................
                                                        Name: Michael P. Hannon
                                                        Title: Director

                                                     BANK OF AMERICA NT & SA,
                                                     as a Lender

                                                     by /s/ David E. Sisler
                                                         ........................................................
                                                        Name: David E. Sisler
                                                        Title: Vice President

                                                     BA SECURITIES, INC.,
                                                     as Syndication Agent

                                                     by  ........................................................
                                                        Name:
                                                        Title:

                                                     UNION BANK OF CALIFORNIA, N.A.,
                                                     as a Lender

                                                     by /s/ Walter M. Roth
                                                         ........................................................
                                                        Name: Walter M. Roth
                                                        Title: Vice President

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